                                                                   EXHIBIT 10.21

           THIS LEASE, made this 28th Day of May, 1996, by and between BAY LIMITED PARTNERSHIP, a Maryland limited partnership (hereinafter "Landlord"), and FRANKLIN NATIONAL BANK OF VIRGINIA, a national bank, t/a Franklin National Bank (hereinafter "Tenant").

         Landlord, for and in consideration of the covenants and agreements set forth hereinafter, leases to Tenant, and Tenant leases from Landlord, the premises described, together with use of the Common Area subject to the conditions set forth hereafter, for the uses set forth and for the term and at the rent reserved herein.

SECTION 1. SPECIFIC PROVISIONS

1.1 DEMISED PREMISES

      (a) Space Description:    That retail space on the first or street
                                level of the Building located immediately to the right of the primary entrance to the building from Wisconsin Avenue.

      (b) Floor Area:           Approximately 2,962 square feet, as outlined
                                in red on the plan attached hereto as Exhibit A.

      (C) Building:             Artery Plaza

      (d) Address of Demised Premises: 7200 Wisconsin Avenue
                                       Bethesda, Maryland 20814

1.2 TERM OF LEASE: Ten (10) years, commencing on the earlier of (a) the date which is sixty (60) Days after the Office of the Comptroller of the Currency ('OCC") gives approval for Tenant's branch in the Demised Premises, or (b) July 1, 1996, and expiring at 11:59 p.m. on the day preceding the tenth (10th) anniversary of the Lease Commencement Date.

1.3 RENT START DATE:      Lease Commencement Date.

1.4 MINIMUM ANNUAL RENT:

      (a) Ninety-Seven Thousand Seven Hundred Forty-Six and 00/100 Dollars ($97,746.00), payable in equal monthly installments of Eight Thousand One Hundred Forty-Five and 50/100 Dollars ($8,145.50), for each twelve month period during a thirty-six (36) month period commencing on the third (3rd) anniversary of the Rent Start Date.

     (b) One Hundred Two Thousand One Hundred Eighty-Nine and 00/100 Dollars ($102,189.00), payable in equal monthly installments of Eight Thousand Five Hundred Fifteen and 75/100 Dollars ($8,515.75), for each twelve month period during a thirty-six (36)month period commencing on the third (3rd) anniversary of the Rent Start Date.





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    (C) One Hundred Six Thousand Six Hundred Thirty-Two and 00/100 Dollars
($106,632.00), payable in equal monthly installments of Eight Thousand Eight Hundred Eighty-Six and 00/100 Dollars ($8,886.00), for each twelve month period during a forty-eight (48) month period commencing on the sixth (6th) anniversary of the Rent Start Date.

1.5 PERCENTAGE RENT: None.

1.6 REAL ESTATE TAXES:

      (a) Beginning Date: First (1st) anniversary of the Rent Start Date.

      (b) Tenant's share: One and Fourteen Hundredths Percent (1.14%) (based on 259,991 rentable square feet of office and retail space in the Building).

      (C) Base Year: The twelve month period commencing on the Rent Start Date.

1.7 SECURITY DEPOSIT: None.

1.8 USE OF DEMISED PREMISES:      For the operation of a full service branch
                                  banking facility and related uses. Tenant shall not offer any other goods or services unless previously approved by Landlord in writing.

1.9 UTILITIES/HEATING AND COOLING:

       (a) To be provided at Landlord's expense: water for purposes of heating and chilled water for the purpose of cooling from the HVAC system in the Demised Premises.

       (b) To be provided at Tenant's expense: Tenant shall pay for its use and demand of electricity, gas, trash removal from the Demised Premises, water, and all other utilities (except as set forth in Section 1.9 (a) above) either by direct payment to the utility company or other provider thereof, or in the event separate metering of utility services tot he Demised Premises is not possible, by monthly payments to Landlord as Additional Rent. In the latter event, the cost of use and demand for electricity and other utilities consumed within the Demised Premises shall be established via the installation of a submeter by Landlord at its expense, in which event Tenant shall pay a reasonable service charge to Landlord related to administration of meter reading and invoicing.

1.10 ADDRESSES FOR NOTICES:

    a. NOTICES TO TENANT:

         Franklin National Bank of Virginia
         1722 Eye Street, N.W.





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         Washington, DC 20006
         Attn: Linda Johnson, Senior Vice President

     b. NOTICES TO LANDLORD:

         Bay Limited Partnership
         c/o Charles E. Smith Management, Inc.
         2345 Crystal Drive
         Arlington, VA 22202

1.11 EXHIBITS TO LEASE:

         Exhibit A- Plan delineated in red.

1.12 SPECIAL PROVISIONS:

         Section 26. Minimum Annual Rent
         Section 27. Percentage Rent Deleted
         Section 28. Real Estate Taxes
         Section 29. Security Deposit
         Section 30. Office Building Common Areas- Operating Costs
         Section 31. Possession and Rent Start Date
         Section 32. Assignment and Subletting
         Section 33. Fixturing and Alterations
         Section 34. Utilities and Services
         Section 35. Tenant Repairs and Maintenance
         Section 36. Use and Upkeep of Premises
         Section 37. Access
         Section 38. Liability
         Section 39. Fire or Casualty Damage
         Section 40. Condemnation
         Section 41. Waiver of Jury Trial
         Section 42. Facilities Nondiscrimination
         Section 43. Trash Removal
         Section 44. Bankruptcy
         Section 45. Defaults and Remedies
         Section 46. Subordination
         Section 47. Delivery at End of Lease Term
         Section 48. Notices
         Section 49. Hazardous Substances
         Section 50. Returned Checks
         Section 51. Mutual Mistakes
         Section 52. ADA Compliance





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         Section 53. Parking
         Section 54. Renewal Option
         Section 55. Fair Market Value
         Section 56. Cancellation Option
         Section 57. Brokers and Commissions
         Section 58. Mutual Representation of Authority
         Section 59. Use
         Section 60. Landlord's Default

         IN WITNESS WHEREOF, Landlord has caused this Lease, comprised of Specific Provisions, General Provisions, Special Provisions, and Exhibits, to be signed and sealed by one or more of its Officers, General Partners, Trustees or Agents, and Tenant has caused this Lease, as described above, to be signed in its corporate name by its duly authorized officer and its corporate seal to be hereto affixed and duly attested by its Secretary.

WITNESS:                            LANDLORD: BAY LIMITED PARTNERSHIP

                                    BY:             Phoenix Associates #5, Inc.
                                                    General Partner

                                    By:                                   (SEAL)
--------------------------              ----------------------------------
                                         Name:
                                         Title:

ATTEST:                             TENANT: FRANKLIN NATIONAL BANK OF
                                                     VIRGINIA

LINDA B. JOHNSON                   By: ROBERT B. PINCUS    (SEAL)
-------------------------------         ----------------------
(Corporate Seal)   Secretary        Name:
                                    Title:





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                               TABLE OF CONTENTS

1. SPECIFIC PROVISIONS..........................................................................2-5

2. RENT..........................................................................................10
  2.1 Minimum Annual Rent........................................................................10
  2.2 Percentage Rent............................................................................10
      (a) Quarterly Payment......................................................................10
      (b) Gross Sales............................................................................10
      (c) Monthly Statements.....................................................................10
      (d) Annual Statements......................................................................10
      (e) Inspection of Records..................................................................11
      (f) No Partnership.........................................................................11
      (g) Partial Year...........................................................................11
  2.3 Real EstateTaxes...........................................................................12
  2.4 Rent Tax...................................................................................12
  2.5 Survival of Rent Obligation................................................................12
  2.6 Late payment Penalty.......................................................................12
  2.7 Other Tenant Costs and Expenses............................................................12

3. SECURITY DEPOSIT..............................................................................12

4. POSSESSION....................................................................................13
  4.1 Possession.................................................................................13
  4.2 Occupancy Permits..........................................................................13
  4.3 Rent Start Date............................................................................13
  4.4 Commencement of Business...................................................................13

5. FESTERING AND ALTERATIONS.....................................................................13
  5.1 Tenant Improvements........................................................................13
  5.2 Signs......................................................................................14
  5.3 Alterations................................................................................14
  5.4 Mechanic's Liens...........................................................................14

6. UTILITIES AND SERVICES........................................................................14
  6.1 Utilities/Heating and Cooling..............................................................14
  6.2 Cleaning...................................................................................14
  6.3 Security...................................................................................14

7. REPAIRS AND MAINTENANCE.......................................................................15

8. USE AND UPKEEP OF PREMISES....................................................................15
  8.1 Use........................................................................................15





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
  8.2 Illegal and Prohibited Uses................................................................15
  8.3 Insurance Rating...........................................................................15
  8.4 Excessive Floor Load.......................................................................16
  8.5 Moving and Deliveries......................................................................16
  8.6 Rules and Regulations......................................................................16
  8.7 Window Displays............................................................................17
  8.8 Condition of Premises Upon Surrender.......................................................17

9. ACCESS........................................................................................17

10. LIABILITY....................................................................................17
 10.1 Personal Property..........................................................................17
 10.2 Criminal Acts of Third Parties.............................................................18
 10.3 Public Liability...........................................................................18
 10.4 Tenant Insurance...........................................................................18

11. FIRE OR CASUALTY DAMAGE......................................................................19
 11.1 Fire or Casualty Damage....................................................................19
 11.2 Rent Abatement.............................................................................19

12. CONDEMNATION.................................................................................19

13. BANKRUPTCY...................................................................................20
 13.1 Events of Bankruptcy.......................................................................20
 13.2 Landlord's Remedies........................................................................20
      (a) Termination of Lease...................................................................20
      (b) Suit for Possession....................................................................20
      (c) Non-Exclusive Remedies.................................................................20
      (d) Assumption or Assignment by Trustee....................................................21
      (e) Adequate Assurance of Future Performance...............................................21
      (f) Failure to Provide Adequate Assurance..................................................21

14 Default Remedies..............................................................................21
 14.1 Default....................................................................................21
 14.2 Remedies...................................................................................21
 14.3 Landlord's Right to Relet..................................................................22
 14.4 Recovery of Damages........................................................................22
 14.5 Non-Waiver.................................................................................22
 14.6 Anticipatory Repudiation...................................................................23
 14.7 Tenant Abandonment of Premises.............................................................23
      (a) Abandonment............................................................................23
      (b) Landlord Right to Enter and to Relet...................................................23
      (c) Right to Dispose of Tenant Property....................................................23





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
      (d) Transfer of Tenant Property to Creditors...............................................23

15. SUBORDINATION................................................................................24
 15.1 Subordination..............................................................................24
 15.2 Estoppel Certificates......................................................................24
 15.3 Attornment.................................................................................24

16. DELIVERY AT END OF LEASE TERM................................................................25
 16.1 Surrender of Premises......................................................................25
 16.2 Holding Over...............................................................................25

17. ASSIGNMENT AND SUBLETTING....................................................................25

18. QUIET ENJOYMENT..............................................................................25

19. SUCCESSORS...................................................................................26

20. PRONOUNS.....................................................................................26

21. NOTICES......................................................................................26
 21.1 Addresses for Notices......................................................................26
 21.2 Effective Date of Notice...................................................................26

22. EXHIBITS; SPECIAL PROVISIONS.................................................................26
 22.1 Incorporation In Lease.....................................................................26
 22.2 Conflicts..................................................................................26

23. CAPTIONS.....................................................................................26

24. ENTIRE AGREEMENT; MODIFICATION...............................................................27

25. SEVERABILITY.................................................................................27

SPECIAL PROVISIONS

26. MINIMUM ANNUAL RENT..........................................................................27
27. PERCENTAGE RENT DELETED......................................................................27
28. REAL ESTATE TAXES............................................................................27
29. SECURITY DEPOSIT.............................................................................28
30. OFFICE BUILDING COMMON AREA-OPERATING COSTS..................................................29
31. POSSESSION AND RENT START DATE...............................................................30
32. ASSIGNMENT AND SUBLETTING....................................................................30
33. FESTERING AND ALTERATIONS....................................................................31





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
34. UTILITIES AND SERVICES......................................................................32
35. TENANT REPAIRS AND MAINTENANCE..............................................................32
36. USE AND UPKEEP OF PREMISES..................................................................32
37. ACCESS......................................................................................32
38. LIABILITY...................................................................................33
39. FIRE OR CASUALTY DAMAGE.....................................................................34
40. CONDEMNATION................................................................................34
41. WAIVER OF JURY TRIAL........................................................................34
42. FACILITIES NONDISCRIMINATION................................................................34
43. TRASH REMOVAL...............................................................................34
44. BANKRUPTCY..................................................................................35
45. DEFAULTS AND REMEDIES.......................................................................38
46. SUBORDINATION...............................................................................39
47. DELIVERY AT END OF LEASE TERM...............................................................41
48. NOTICES.....................................................................................41
49. HAZARDOUS SUBSTANCES........................................................................41
50. RETURNED CHECKS.............................................................................43
51. MUTUAL MISTAKES.............................................................................43
52. ADA COMPLIANCE..............................................................................44
53. PARKING.....................................................................................44
54. RENEWAL OPTION..............................................................................44
55. FAIR MARKET VALUE...........................................................................44
56. CANCELLATION OPTION.........................................................................45
57. BROKERS AND COMMISSIONS.....................................................................45
58. MUTUAL REPRESENTATION OF AUTHORITY..........................................................45
59. USE.........................................................................................45
60. LANDLORD'S DEFAULT..........................................................................45





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2. RENT

2.1 MINIMUM ANNUAL RENT. Tenant shall pay the first monthly installment of Minimum Annual Rent upon execution of this Lease, and Landlord shall credit it against Tenant's rent obligations coming due upon the Rent Start Date. Tenant shall pay the remaining monthly installments of Minimum Annual Rent specified in section 1.4 in advance without deduction or demand, on the first day of each and every calendar month throughout the remaining term of the Lease, as specified in section 1.2, to and at the office of Landlord's Agent, Charles E. Smith Management, inc. 1735 Jefferson Davis Highway, Arlington, Virginia
22202, or to such other person or at such other place as Landlord may hereafter designate in writing. Any rent payable fore a portion of a month shall be prorated based upon the number of days in the applicable calender month.

2.2  PERCENTAGE RENT.

         (a) QUARTERLY PAYMENT. In addition to Minimum Annual Rent, Tenant shall pay Landlord percentage rent for each calendar year in an amount equal to the percentage rent rate stipulated 1.5 (a) multiplied by the amount of annual gross sales (as defined below) made during such calender year in excess of the amount stipulated in section 1.5 (b). Tenant shall pay to Landlord within ten
(10) days after March 31, June 30, September 30, and December 31, the amount determined by multiplying the gross sales of such quarter in excess of the quarterly gross sales stipulated in section 1.5 (c) by the percentage rent rate stipulated in section 1.5 (a).

         (b) GROSS SALES. The term "gross sales" as used herein means the gross receipts realized by Tenant and any person operating any department or concession, in upon or from the Demised Premises, whether for cash or credit from the sale of merchandise and all the performance or rendering of any services; and including, without limiting the generality of the foregoing, all proceeds from all automatic or coin operated machines, dispensing facilities, or devices including telephone, whether or not owned and operated by Tenant, if any shall be permitted under the terms of this Lease in the Demised Premises. Each sale made by charge, upon installment or credit shall be treated as a sale for the full price in the month during which such charge or sale is made, and shall be includible regardless of collection. The amount of a deposit on a lay-away sale, or any other deposit not refunded, shall be included within gross sales. Gross sales shall not include sales taxes and/or excise taxes collected from the customers as a separate item and paid to a taxing authority, or refunds to customers, provided the amount was previously included in gross sales.

         (c) MONTHLY STATEMENTS. Commencing with the tenth (10th) day of the second month, on or before the tenth (10th) day of each month during the term of this Lease and on or before the tenth (10th) day of the month following the expiration of this Lease, Tenant shall deliver to Landlord a correct statement of all gross sales made and services rendered in, upon or from the Demised Premises during the preceding month.

         (d) ANNUAL STATEMENTS. Within thirty (30) days following the expiration of each calendar year, Tenant shall deliver to Landlord a statement recapitulating the gross sales during the previous





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year, and Tenant and Landlord shall adjust the percentage rental, if any, paid to Landlord. The annual statement of gross sales shall be prepared by Tenant's chief financial officer, who shall certify that the statement is equal in amount to gross sales reflected in Tenant's book and record and that Tenant's books and records are maintained on a consistent basis and in accordance with generally-accepted accounting principles. If Landlord shall make an audit of Tenant's records, and Tenant's gross sales statement shall be found to be understated by more than three percent (3%), then Tenant shall be required, at Landlord's option, to have all future annual statements prepared by a Certified Public Accountant. If Tenant is delinquent in delivering annual gross sales statements, Landlord shall have the right to conduct an examination or audit of Tenant's books and records ,at Tenant's expense, to be paid to Landlord as additional rent upon demand together with any percentage rent then due.

         (e) INSPECTION OF RECORDS. For the purpose of permitting verification by Landlord of any rent due, Tenant will keep and preserve for at least three
(3) years a true and accurate record of all sales and business transacted in, upon, and from the Demised Premises. Landlord, its agents, employees or representatives, shall have the right, after advance notice to Tenant, at any reasonable time during business days to examine the books and records of Tenant relating to sales and business in the Demised Premises. If, as a result of Landlord's examination of Tenant's books and records, it is determined that the annual statement submitted to Landlord by Tenant has understated Tenant's gross sales, Tenant agrees to pay Landlord promptly the rent deficiency based on the corrected gross sales. In the event that the gross sales were understated by two percent (2%) or more, Tenant shall pay to Landlord in addition to the rent deficiency, the cost of the examination of Tenant's books and records made by Landlord or its representatives. Landlord shall hold all sales figures and related information obtained from Tenant' records in confidence except a s may be necessary for the enforcement of Landlord's rights under this Lease or except pursuant to any legal requirements. The failure to furnish an accurate statement or the furnishing by Tenant of any fraudulent or willfully inaccurate statement of gross sales may be deemed, at Landlord's option, a breach and default under this Lease.

         (f) NO PARTNERSHIP. Notwithstanding the agreement made for the payment by Tenant of rent based upon a percentage of sales, it is expressly understood that Landlord is not a partner or associate of Tenant in the conduct of its business. It is further expressly understood and agreed that the relationship between the parties hereto is and at all times shall remain that of Landlord and Tenant.

         (g) PARTIAL YEAR. In any portion of a calender year less than twelve
(12) months, either at the commencement or end of the lease term, or due to rent having been abated for a period of time, the Annual Gross Sales specified in section 1.5 (b) for such Partial Year shall be reduced pro rata on a daily basis based upon a year of 360 days.





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2.3 REAL ESTATE TAXES.

(A) Beginning on the date specified in section 1.6, for each tax year or portion thereof during the term of this Lease, Tenant shall pay to Landlord as additional rent, Tenant's share, as indicated in section 1.6, of any increase in real estate taxes of Landlord over the real estate taxes for the tax year specified in section 1.6. The term "real estate taxes:" shall mean all taxes, general and special, levied or assessed on the land and the building improvements of which the Demised Premises is a part. The term "real estate taxes" shall also include any tax, excise and/or assessment, other than an income or franchise tax, levied, assesses or imposed upon or against the rent or any part of it, under any present or future law, ordinance or regulation by way of substitution (in whole or in part) for any existing tax on land and buildings.

(B) After the end of each tax year, Landlord will as soon as practicable submit to Tenant a statement of the increases incurred in real estate taxes for the preceding year over such costs for the Base Year and Tenant's share of such increases. Tenant shall pay any additional rent due with the installment of rent due for the month following submission of Landlord's statement. A tax bill issued by the appropriate governmental authorities shall be conclusive evidence of the amount of said real estate taxes.

2.4 RENT TAX. Tenant shall be responsible for payment of any tax, excise and/or assessment, other than an income or franchise tax, levied, assessed or imposed upon or against the rent paid by Tenant, or any part of it, under any present or future law, ordinance or regulation in addition to any existing tax on land and buildings. At its election, Landlord may pay such tax, and Tenant shall reimburse Landlord for the amount thereof within fifteen (15) days of demand as the case may be.

2.5 SURVIVAL OF RENT OBLIGATION. The obligation of Tenant with respect to the payment of minimum rent, percentage rent, or additional rent shall survive the termination of this Lease.

2.6 LATE PAYMENT PENALTY. In the event of rent, parentage rent or additional rent due hereunder is not paid within ten (10 calender days after it is due, then Tenant shall also pay to Landlord as additional rent a late payment fee equal to five percent (5%) of such delinquent rent for each and every month or part thereof that such rent remains unpaid.

2.7 OTHER TENANT COSTS & EXPENSES. All costs and expenses which Tenant assumes or agrees to pay to Landlord pursuant to this Lease shall be deemed additional rent and, in the event of non-payment thereof, Landlord shall have all the rights and remedies herein provided for in case non-payment of rent.

3. SECURITY DEPOSIT

         Upon the signing of this Lease, Tenant agrees to deposit as security with Landlord the amount set forth in section 1.7, which shall be returned to Tenant thirty(30) days after possession of the Demised Premises is surrendered to Landlord at the end of the tenancy, provided Tenant is





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not in default. In the event of Tenant's default, said security deposit shall be applied, as a partial payment, on account of damages and loss or rent sustained by Landlord due to Tenant's default.

4. POSSESSION

4.1 POSSESSION

         (A) Landlord shall use its best efforts to tender Tenant possession of the Demised Premises upon the commencement date of the lease term specified in section 1.2. It is understood and agreed that Tenant has inspected and accepts the Demised Premises in its "as is" condition. Tenant's taking possession shall be conclusive evidence that the Demised Premises specified in section 1.1 are in good and satisfactory condition at the time Tenant takes possession.

         (B) If Landlord is unable to tender possession of the Demised Premises by the date specified in section 1.2, Landlord shall not be liable to Tenant for damages or any other claim resulting from failure to tender possession, and this Lease shall not be void or voidable.

4.2 OCCUPANCY PERMITS. Tenant shall be responsible for obtaining occupancy permits and any other permits or licenses necessary for its lawful occupancy of the Demised Premises.

4.3 RENT START DATE. Rent shall start on the date set forth in section 1.3 or sixty (60) days after possession of the Leased Premises is tendered, whichever is later ("Rent Start Date").

4.4 COMMENCEMENT OF BUSINESS. Tenant agrees to commence operation of its business in the Demised Premises, fully fixtured and merchandised not later than the Rent Start Date.

5. FESTERING AND ALTERATIONS

5.1 TENANT IMPROVEMENTS. (a) Within fifteen (15) working days after notification by Landlord, Tenant shall submit to Landlord Preliminary Design Drawings (hereinafter referred to as "PDD" ) of the Leased Premises including store from changes, if contemplated. Landlord shall approve or disapprove such PDD within five (5) working days. If Landlord disapproves, Tenant shall have an additional five (5) working days to submit revised PDD and Landlord shall approve or disapprove such revised PDD within three (3) working days. PDD shall include:

         (1) Partition and fixture plan
         (2) New storefront elevation, if changes are contemplated:
         (3) A sample board indicating proposed interior wall and floor finishes and lighting fixtures.

(B) Within thirty (30) days after approval of PDD by Landlord, Tenant will complete Construction Working Drawings prepared so as to be acceptable to local regulatory agencies for issuance of necessary Building Permits. Working
Drawing shall be submitted for approval simultaneously to Landlord and the appropriate local agencies. It is understood that Landlord's approval will be issued with five (5) working days, provided that Tenant's drawings accurately reflect the approved PDD. Based upon the work to be performed, the set of Working Drawings should include:





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         1) Architectural Drawings (including store finishes);
         2) Electrical drawings;
         (3) Drawings showing any revisions to heating, ventilation, and a/c system and plumbing.

(C)Tenant, at its sole cost, shall be responsible for remodeling, renovating, securing all necessary permits, and installing such fixtures as are necessary for its occupancy of the Leased Premises, as shown in the approved PPD and Working Drawing, by the Rent Start Date.

5.2 SIGNS. Tenant shall not erect or maintain on the exterior or interior of the building any sign or signs without the prior written consent of Landlord. Tenant shall not affix any paper or other type of temporary sign or other form of advertising in or on any show window and other exterior portions of the Demised Premises.

5.3 ALTERATIONS.

         (A) Tenant will not make any alterations, additions or changes, in or to the Demised Premises, including the store front, if any, without first obtaining the prior written consent of Landlord. If Landlord's consent is obtained, all work performed by Tenant must be done at Tenant's sole cost and expense, in a good and workmanlike manner, by duly licensed contractors, in accordance with plans approved by Landlord and all applicable laws, ordinances, rules and regulations.

         (B) All improvements and alterations made to the Demised Premises and any equipment installed therein (except for Tenant's trade fixtures) shall immediately become the property of Landlord and shall remain attached tot he Demised Premises upon the expiration or other termination of this Lease and shall not be removed by Tenant.

5.4 MECHANIC'S LIENS. In the event any mechanic's lien shall at anytime, whether before, during or after the lease term, be filed against any part of the building by reason of work, labor, services or materials performed for or furnished to Tenant, Tenant shall forthwith cause the lien to be discharged of record or bonded off to the satisfaction of Landlord. If Tenant shall fail to cause such lien to be discharged or bonded off after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may discharge the lien, shall be due and payable by Tenant to Landlord as additional rent on the first day of the next following month, or if the lease term has expired, upon demand.

6. UTILITIES AND SERVICES

6.1 UTILITIES/ HEATING AND COOLING

         (A) Landlord agrees at its expense to furnish to the Demised Premises the utilities and/or service specified in section 1.9 (a) on the same days and during the same hours as furnished for other tenants of the building.

         (B) Tenant agrees to pay all costs for the utilities and/or services specified in section 1.9 (b)





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used in the Demised Premises. Tenant must make all arrangements, including installation of separate meters, if required, and any required deposits for such service, and must pay for all such service promptly directly to the utility company.

         (C) In no event shall Landlord be liable to Tenant for damages due to temporary lack of utilities, heat, chilled water or their services due to breakdown or other failure of the public utility lines, building equipment and/or machinery, or any other cause whatsoever, Landlord will, however, use its best efforts to restore said service without unreasonable delay if Landlord is responsible for furnishing such services.

6.2 CLEANING. In no event shall Landlord be required to provide any cleaning service in the Demised Premises.

6.3 SECURITY. Any security measures that Landlord may undertake are for protection of the building only and shall not be relied upon by Tenant to protect Tenant, Tenant's property, employees, invitees or their property.

7. REPAIRS AND MAINTENANCE

         Tenant shall at its own expense make all repairs to the Interior of the Demised Premises, including repairs to heating, air-conditioning and ventilating equipment in the Demised Premises and will also keep the Demised Premises properly painted and decorated. Tenant further covenants and agrees that it will replace all broken or cracked plate glass windows and doors and its own expense, with glass of similar kind, size and quality, and to obtain and keep in effect plate glass insurance for this purpose. Notwithstanding the provisions hereof, in the event that repairs required to be made by Tenant become immediately necessary to avoid possible injury or damage to persons or property, Landlord may, but shall not be obligated to, make such repairs at Tenant's expense. Within ten (10) days after Landlord renders a bill for the cost of said repairs, Tenant shall reimburse Landlord.

8. USES AND UPKEEP OF PREMISES

         8.1 USE. Tenant shall use and occupy the Demised Premises for the purposes specified in section 1.8 and for no other purpose whatsoever.

         8.2 ILLEGAL AND PROHIBITED USES. Tenant will not use or permit the Demised Premises or any part thereof to be used for any disorderly, unlawful or extra hazardous purpose and will not manufacture any commodity therein. Tenant will not use or permit the Demised Premises to be used for any purposes that interfere with the use and enjoyment by other tenants of the Building nor which, in Landlord's opinion, impair the reputation of the Building of which the Demised Premises form a part. Tenant shall refrain from and discontinue such use upon receipt of written notice from Landlord or no later than three
(3) days after mailing thereof.

         8.3 INSURANCE RATING. Tenant will not do or permit anything to be done in the Demised Premises or the Building of which they form a part or bring or keep anything therein which shall in





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
any way increase the basic rate of fire or other insurance in said Building, or on the property kept therein, or conflict with the fire laws or regulations, or with any insurance policy upon said Building or any part thereof, or with any statutes, rules or regulations enacted or established by the appropriate governmental authority. For purposes of definition herein, the "basic rate" shall be such a rate as published by the said appropriate agency, exclusive, however, of any excess or surcharges appended thereon by virtue of or directly attributable to so-called faults of management. If Tenant's activities in the Demised Premises form a part, over and above the basic rate for construction of this type occupied for the purposes permitted hereunder, Tenant, upon notice by Landlord or its agent, shall immediately take all necessary steps to eliminate the excess charge attributable to such fault of management. Should Tenant refuse or fail to take such action as may be necessary to eliminate the cause for said excess charges, Tenant shall pay to Landlord on demand as additional rent, that portion of the aforesaid fire and extended coverage insurance premium carried by such excess charge on all outstanding insurance carried on the Building of which the Demised Premises is a part.

         8.4 EXCESSIVE FLOOR LOAD. Landlord shall have the right to prescribe the weight and method of installation and position of safes or other heavy fixtures or equipment. Tenant will not install in the Demised Premises any fixtures, equipment or machinery that will place a load upon the floor exceeding the designed floor load capacity. All damage done to the Building by installing or removing a safe or any other article of Tenant's equipment , or due to its being in the Demised Premises, shall be repaired at the expense of Tenant.

         8.5 MOVING AND DELIVERIES. All moving of merchandise and equipment requiring use of the elevators shall be under the direct control and supervision of Landlord, who shall, however, not be responsible for any damage to, loss of, or charges for moving same. Tenant shall promptly remove from the public area in or adjacent to the building any of Tenant's property delivered or deposited there.

         8.6 RULES AND REGULATIONS. Tenant shall, and shall insure that Tenant's agents, servants, employees, invitees and guests, faithfully keep, observe and perform the following rules and regulations, and such other and further reasonable rules and regulations as Landlord may make, and which in Landlord's judgement are needful for the general well being, safety, care and cleanliness of the Demised Premises and the Building of which they are a part, together with their appurtenances, unless waived in writing by the Landlord:

         (A) The sidewalks, entries, passages, elevators, public corridors, stairways, and other parts of the Building shall not be obstructed or used for any other purpose than ingress or egress.

         (B) Tenant shall not install or permit the installation of any awnings, shades, mylar films or sunfilters on windows or the like.

         (C) Tenant shall not construct, maintain, use or operate within said Demised Premises or elsewhere in the Building of which the Demised Premises form apart or on the outside of the Building, any equipment or machinery which produces music, sound or noise which is audible beyond the Demised Premises.

         (D) Bicycles, motor scooters or any other type of vehicle shall not be brought into the lobby or elevators of the Building, except as required by law.

         (E) No animal shall be permitted in the lobby or elevators of the Building at any time, except as required by law.

         (F) Tenant shall not permit refuse to accumulate on the Demised Premises, but will remove the same at its own expense not less often than three
(3) times weekly and transfer such refuse to the building trash room, from where it will be removed by Landlord at Landlord's expense.

         (G) Tenant will not cause or permit objectionable odors to emanate or be dispelled from the Demised Premises.

         (H) Landlord shall have the right to prohibit any advertising by Tenant, which in Landlord's opinion tends to impair the reputation of the Building or its desirability as a retail location, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

         (I) Canvassing, soliciting, and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same. Tenant shall not render any kind of curb service, nor permit anyone to sell, display or dispense merchandise or service from outside of the Demised Premises.

         8.7 WINDOW DISPLAYS. Any show window displays shall be of an esthetic and dignified type, in keeping with the high standards of the Building. Landlord shall at all times have the right to cause Tenant to remove any show window displays that are not in keeping with standards of the Building that Landlord finds objectionable.

         8.8 CONDITION OF PREMISES UPON SURRENDER. Tenant agrees that it will keep the Demised Premises and fixtures therein in good order and condition and will, at the expiration or other termination of the term hereof, surrender and deliver up the same in like good order and condition as the Premises shall be at the commencement of the term of this Lease, ordinary wear and tear, and damage by the elements, fire, and other unavoidable casualty excepted.

9. ACCESS

         Landlord its agent or employees, shall have the right to enter the Demised Premises (including security areas with representatives of Tenant) during regular business hours (a)to make inspections or to make repairs to the Demised Premises or to make such repairs to other premises as Landlord may deem necessary; (b) to exhibit the premises to prospective tenants during the last three (3) months of the term of this Lease; and (c) for any purpose whatsoever relating to the safety, protection or preservation of the Building of which the Demised Premises form a part.

 10. LIABILITY

         10.1 PERSONAL PROPERTY. All personal property of Tenant in the Demised Premises or in the Building of which the Demised Premisses is a part shall be there at the sole risk of Tenant. Neither Landlord nor Landlord's Agent shall be liable for any accident to or damage to Tenant, its agents, employees or to other persons or to their property, caused by fire, explosion, water, gas, electricity, leaks from the roof or other portions of the Building, the heating, cooling, electrical or plumbing apparatus, or by any act of neglect of other tenants or occupants of the building, or due to any cause whatsoever. Tenant hereby expressly releases Landlord from any liability incurred or claimed by reason of damages to Tenant's property. Landlord shall not be liable in damages, nor shall this Lease be affected, for conditions arising or resulting, and which affect the building of which the





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
Demised Premises is a part, due to construction or contiguous premises. Tenant shall give immediate notice to Landlord in case of fire or accident in the Demised Premises, or of any defects, damage or injury therein to any fixtures or equipments.

         10.2 CRIMINAL ACTS OF THIRD PARTIES. Landlord shall not be liable in any manner to Tenant, its employees or invitees for any injury or damage to Tenant, Tenant's employees or invitees or their property caused by the criminal or intentional misconduct of third parties. All claims against Landlord for any such damage or injury are hereby expressly waived by Tenant, and Tenant hereby agrees to hold harmless and indemnify Landlord from all such damages and the expense of defending all claims made by Tenant's employees or invitees arising out of such acts.

         10.3 PUBLIC LIABILITY. Landlord assumes no liability or responsibility whatsoever with respect to the conduct and operation of the business to be conducted in the Demised Premises. Landlord shall not be liable for any accident to or injury to any person or persons or property in or about the Demised Premises which are caused by the conduct and operation of said business or by virtue of equipment or property of Tenant in said premises. Tenant agrees to hold Landlord harmless against all such claims.

         10.4 TENANT INSURANCE.

         (A) Tenant at its cost shall maintain, as named insured, during the term of this Lease, comprehensive general liability insurance with at least a single combined liability limit of $1,000,000.00 insuring against all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use or occupancy of the Demised Premises. Landlord and Landlord's Agent shall be named as additional insured. The policy shall contain a cross-liability coverage endorsement and a contractual liability coverage endorsement that refers expressly to this Lease. All liability insurance shall also insure performance by Tenant of the indemnity provisions of sections 10.1,10.2, and 10.3. If, after this Lease is in effect, in the opinion of the mortgage of the Building or Landlord's insurance agent, the amount of comprehensive general insurance coverage is not adequate, Tenant shall increase its insurance coverage as required, but not more frequently than each three (3) years.

         (B) Tenant shall maintain at all times during the term of this Lease physical damage coverage (fire and all risk insurance) on improvements and betterments equal to at least 90% of replacement value of the improvements and betterments to the Demised Premises. Tenant shall also maintain plate glass insurance, where applicable.

         (C) All insurance required under this Lease shall be issued by insurance companies authorized to do business in the jurisdiction where the building of which the Demised Premises is a part is located. Such companies shall have a policyholder rating of at least "A" and a financial size rating of at least "Class XIV" as rated in the most recent edition of "Best's Key Rating Guide" of insurance companies. Each policy shall contain an endorsement requiring thirty (30) days' written notice form the insurance company to Landlord before cancellation or any change in the coverage, scope, or amount of any policy. Each policy, or a certificate showing it is in effect, together with evidence of payment of premiums, shall be deposited with Landlord at the commencement of the term, and renewals of any policy shall be delivered to Landlord at least thirty (30) days prior to the expiration date of any policy.

         (D) Notwithstanding the fact that any liability of Tenant to Landlord may be covered by Tenant's insurance, Tenant's liability shall in no way be limited by the amount of its insurance recovery.

11.     FIRE OR CASUALTY DAMAGE

         11.1 FIRE OR CASUALTY DAMAGE. In the event of damage or destruction of the Demised Premises by fire or any other casualty, this Lease shall not be terminated, but the Demised Premises shall be promptly and fully repaired and restored as the case may be by Landlord at its own cost and expense. The building and improvement on the Demised Premises shall be rebuilt or reconstructed in such manner that the same shall be in all respects substantially equal to the premises damaged or destroyed, and the frontage, area, character and appearance thereof shall be substantially the same as immediately prior to the happening of any such contingency. Due allowance, however, shall be given for reasonable time required for adjustment and settlement of insurance claims, and for such other delays as may result from government restrictions, and controls on construction, if any, and for strikes, national emergencies and other conditions beyond the control of Landlord. It is agreed that in any of the aforesaid events, this Lease shall continue in full force and effect.

         11.2 RENT ABATEMENT. If the condition referred to in section 11.1 is such so as to make the entire premises unusable for Tenant's business, then the rental which tenant is obligated to pay hereunder shall abate as of the date of the occurrence until the Demised Premises have been fully and completely restored by Landlord. Any unpaid or prepaid rent for the month in which said condition occurs shall be prorated. If the premises are partially damaged or destroyed, and if Tenant can reasonably continue to operate the remaining portion thereof for its business, then during the period that Tenant is deprived of the use of the damaged portion of said premises, the rental whichTenant shall be required to pay shall be reduced in proportion to the rental value of the space which it is unable to use. In the event the premises are substantially or totally destroyed by fire or other casualty so as to be entirely unusable for Tenant's business, and it shall require more than ninety
(90) days for Landlord to commence restoration of same, then either party hereto, upon written notice to the other party, may terminate this Lease, in which case the rent shall be apportioned and paid to the date of said fire or other casualty. No compensation, or claim, or diminution of rent will be allowed or paid by Landlord by reason of inconvenience, annoyance, or injury to business, arising from the necessity of repairing the Demised premises or any portion of the Building of which they are a part.

12.     CONDEMNATION

         Tenant agrees that if the said Demised Premises, or any part thereof, shall be taken or condemned for public or quasi-public use or purpose by any competent authority, Tenant shall have no claim against Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation. All rights of Tenant to damages therefor, if any, are hereby assigned by Tenant to Landlord. Upon such condemnation or taking, the term of this Lease shall cease and terminate from the date of such governmental taking or condemnation. Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

13.     BANKRUPTCY

         13.1 EVENTS OF BANKRUPTCY. The following shall be Events of Bankruptcy under this Lease:

         (a) Tenant's becoming insolvent, as that term is defined in Title 11 of the United States Code, entitled Bankruptcy, 11 U.S.C. Sec. 101 et seq. (The "Bankruptcy Code"), or under the insolvency laws of any State, District, Commonwealth or territory of the United States ("Insolvency Laws");

         (b) The appointment of a receiver or custodian for any or all of Tenant's property or assets, or the institution of a foreclosure action upon any of Tenant's real or personal property;

         (c) The filing of a voluntary petitition under the provisions of the Bankruptcy Code or Insolvency Laws:

         (d) The filing of an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency Laws, which is either not dismissed within thirty (3) days of filing, or results in the issuance of an order for relief against the debtor, whichever is later; or

         (e) Tenant's making or consenting to an assignment for the benefit of creditors or a common law composition of creditors.

         13.2 LANDLORD'S REMEDIES.

                 (a) Termination of Lease. Upon occurrence of an Event of bankruptcy, Landlord shall have the right to terminate this Lease by giving written notice to Tenant; provided, however, that this section 13.2 (a) shall have no effect while a case in which Tenant is the subject debtor under the Bankruptcy Code is pending, unless Tenant or its Trustee is unable to comply with the provisions of section13.2(d) and(e) below. AT all other times this Lease shall automatically cease and terminate, and Tenant shall be immediately obligated to quite the premises upon the giving of notice pursuant to this section 13.2(a). Any other notice to quite, or notice of Landlord's intention to re-enter is hereby expressly waived. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of the Landlord to be done and performed shall cease without prejudice, subject, however, to the right of Landlord to recover from Tenant all rent and any other sums accrued up to the time of termination of recovery of possession by Landlord, whichever is later, and any other monetary damages or loss of reserved rent sustained by Landlord.

                 (b) Suit for Possession. Upon termination of this Lease pursuant to section 13.2(a), Landlord may proceed to recover possession under and by virtue of the provisions of the laws of any applicable jurisdiction, or by such other proceedings, including reentry and possession, as may be applicable

                 (c) Non-Exclusive Remedies. Without regard to any action by Landlord as authorized by section 13.2(a) and (b) above, Landlord may at its discretion exercise all the additional provisions set forth below in section 14.

                 (d) Assumption or Assignment by Trustee. In the event Tenant becomes the subject debtor in a case pending under the Bankruptcy Code, Landlord's right to terminate this Lease pursuant to section 13.2(a) shall be subject to the rights of the Trustee in Bankruptcy to assume or assign this Lease. The Trustee shall not have the right to assume or assign this Lease unless the Trustee (I) promptly cures all defaults under this Lease,
(ii) promptly compensates Landlord for monetary damages, incurred as a result of such default, and (iii) provides adequate assurance of future performance on the part of Tenant as debtor in possession or on the part of the assignee Tenant.

                 (e) Adequate Assurance of Future Performance. Landlord and Tenant hereby agree in advance that adequate assurance of future performance, as used in section 13.2(d) above, shall mean that all of the following minimum criteria must be met: (I) Tenant's gross receipts in the ordinary course of business during the thirty (30)-day period immediately preceding the initiation of the case under the Bankruptcy Code must be at least two times greater than the next payment of rent due under this Lease; (ii) Both the average and median of Tenant's gross receipts in the ordinary course of business during the six
(6)-month period immediately preceding the initiation of the case under the Bankruptcy Code must be at least two times greater than the next payment of rent due under the Lease; (iii) Tenant must pay its estimated pro rata share of the cost of all services provided by Landlord (whether directly or thought agents or contractors and whether or not previously included as part of the base rent), in advance of the performance or provision of such services; (iv) The Trustee must agree that Tenant's business shall be conducted in a first class manner, and that no liquidating sales, auctions, or other non-first class business operations shall be conducted on the premises; (v) The Trustee must agree that the use of the premises as stated in this Lease will remain unchanged and that no prohibited use shall be permitted: and (vi) the Trustee must agree that the assumption or assignment of this Lease will not violate or affect the rights of other tenants in the Building.

                 (f) Failure to Provide Adequate Assurance. In the event Tenant is unable to (I) cure its defaults, (ii) reimburse the Landlord for its monetary damages, (iii) pay the rent due under this Lease on time (or within five (5) days of the due date), or (iv) meet the criteria and obligations imposed by section 13.2(e) above, Tenant agrees in advance that it has not met its burden to provide adequate assurance of future performance, and this Lease may be terminated by Landlord in accordance with section 13.2(a) above.

14.     DEFAULTS AND REMEDIES

         14.1 DEFAULT. Tenant shall be in default if Tenant shall fail to pay the rent, or any installments thereof as aforesaid, at the time the same shall become due and payable and/or any additional rent as herein provided although no demand shall have been made for the same; or if Tenant shall violate or fail or neglect to keep and perform any of the covenants, conditions and agreements herein contained on the part of Tenant to be kept and performed.

         14.2    REMEDIES. In each and every such event set forth in
section 14.1 above, from thenceforth and at all times thereafter, at the option of the Landlord, Tenant's right of possession shall thereupon cease and terminate, and Landlord shall be entitled to the possession of the Demised Premises and to re-enter the same without demand of rent or demand of possession of said premises and may forthwith proceed to recover possession of the Demised Premises by process of law, any notice to quit hereby expressly waived by Tenant. In the event of such re-entry by process of law or otherwise, Tenant nevertheless agrees to remain answerable for any and all damage, deficiency or loss of rent which Landlord may sustain by such re-entry, including reasonable attorney's fees and court costs. If, under the provisions hereof, seven (7) days summons or other applicable summary process shall be served, and a compromise or settlement therefor shall be made, such action shall not be constituted as a waiver of any breach of any covenant, condition or agreement herein contained. No waiver of any breach of any covenant, conditions or agreement, herein contained, on one or more occasions shall operate as a waiver of the covenant, condition or agreement itself, or of any subsequent breach thereof. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing signed by Landlord.

         14.3 LANDLORD'S RIGHT TO RELIEF. Should this Lease be terminated before the expiration of the term of this Lease by reason of Tenant's default as provided in sections 13 or 14, or if Tenant shall abandon or vacate the premises before the expiration or termination of the term of this Lease, the premises may be relet by Landlord for such rent and upon such terms as are reasonable under the circumstances. If the rent reserved under this Lease (and any of the costs, expenses or damages indicated below) shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, deficiency in rent, reasonable attorney's fees, brokerage fees, and expenses of placing the premises in first class rentable condition. Landlord, in putting the premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, or replacements in the premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of reletting the premises, and the making or such alterations, repairs, or replacements shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the premises, or in the event that the premises are relet, for failure to collect the rent thereof under such reletting. In no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder.

         14.4 RECOVERY OF DAMAGES. Any damage or loss of rent sustained by Landlord may be recovered by Landlord, at Landlord's option at the time of the reletting, or in separate actions, from time to time, as said damage shall have been ascertained by successive relettings, or, in a single proceeding deferred until the expiration of the term of this Lease (in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of said term), or in a single processing prior to either the time or reletting or the expiration of the term of this Lease, in which event Tenant agrees to pay Landlord the difference between the present value of the rent reserved under this Lease on the date of breach, discounted at ten percent (10%) per annum, and the fair market value of the Lease on the date of breech. In the event Tenant becomes the subject debtor in a case under the Bankruptcy Code, the provisions of this section 14.4 may be limited by the limitations of damage provisions of the Bankruptcy Code.

         14.5 NON-WAIVER. No payment by Tenant or receipt by Landlord or lesser amounts of rent than those herein stipulated shall be deemed to be other than on account of the earliest unpaid stipulated rent. No endorsement or statement on any check or any letter accompanying any check or payment as rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

         14.6 ANTICIPATORY REPUDIATION. If, prior to the commencement of the term of this Lease, Tenant notifies Landlord of or otherwise unequivocally demonstrates an intention to repudiate this Lease, Landlord may, at its option, consider such anticipatory repudiation a breach of this Lease. In addition to any other remedies available to it hereunder or at law or inequity, Landlord may retain all rent paid upon execution of the Lease and the security deposit, if any, to be applied to damages of Landlord incurred as a result of such repudiation, including without limitation, attorney's fees, brokerage fees, costs of reletting, loss of rent, etc. It is agreed between the parties that for the purpose of calculating Landlord's damages, in a building which has other equivalent space available at the time of Tenant's breach, the premises covered by this Lease shall be deemed the last space rented, even though the premises may be re- rented prior to such other vacant space. Tenant shall pay in full for all tenant improvements constructed or installed within the Demised Premises to the date of the breach, and materials ordered at its request for the Demised Premises.

         14.7    TENANT ABANDONMENT OF PREMISES.

                 (a) Abandonment. If the Demised Premises shall be deserted or vacated by Tenant for Thirty (30) consecutive days or more without notice to Landlord, and Tenant shall have ailed to make the current rental payment, the premises may be deemed abandoned. Landlord may consider Tenant in default under this Lease and may pursue all remedies available to it under this Lease or at law.

                 (b) Landlord Right to Enter and to Relet. Landlord may, at its option, enter into the Demised Premises without being liable for any prosecution therefor or for damages by reason thereof. In addition to any other remedy, Landlord, as agent of Tenant, may relet the whole or any part of the premises for the whole or any part of the then unexpired lease term. For the purpose of such reletting, Landlord may make any alterations or modifications of the premises considered desirable in its sole judgment.

                 (c) Right to Dispose of Tenant Property. If Tenant vacates or abandons the premises as defined above, any property that Tenant leaves on the premises shall be deemed to have been abandoned and may either be retained by Landlord as the property of Landlord or may be disposed of at public or private sale in accordance with applicable law as Landlord sees fit. The proceeds of any public or private sale of Tenant's property, or the then current fair market value of any property retained by Landlord, shall be applied by Landlord against (I) the expenses of Landlord for removal, storage or sale of the property; (ii) the arrears of rent or future rent payable under this Lease; and (iii) any other damages to which Landlord may be entitled hereunder.

                 (d) Transfer of Tenant Property to Creditors. If Tenant vacates or abandons the premises, as defined above, Landlord may, upon presentation of evidence of a claim valid upon its face of ownership or of a security interest in any of Tenant's property abandoned in the premises, turn over such property to the claimant with no liability to Tenant.





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
15.     SUBORDINATION

         15.1 SUBORDINATION. This Lease is subject and subordinate to all ground or underlying leases and to all mortgages and/or deeds of trust which may now or hereafter affect such leases or the real property of which the Demised Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee or trustee.

         15.2 ESTOPPEL CERTIFICATES. In confirmation of such subordination, Tenant shall execute and return within ten (10) days any certificate that Landlord may request stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modification. The certificate also shall state the amount of base monthly rent and the dates to which the rent has been paid in advance, and the amount of any security deposit or prepaid rent; that there is no present default on the part of Landlord, or attach a memorandum stating any such instance of default; that Tenant has no right to setoff and no defense or counterclaim against enforcement of its obligations under the Lease; and that Tenant has no other notice of any sale, transfer or assignment of this Lease or of the rentals. Failure to deliver the certificate within the ten (10) days shall be conclusive upon Tenant for the benefit of Landlord and any successor to landlord that this Lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. If Tenant fails to deliver the certificate within the ten (10) days, Tenant by such failure irrevocably constitutes and appoints Landlords as its special attorney-in-fact to execute and deliver the certificate to any third party. Notwithstanding the foregoing, the party secured by any such deed of trust shall have the right to recognize this Lease and, in the event of any foreclosure sale under such deed of trust, this Lease shall continue in full force and effect at the option of the party secured by such deed of trust or the purchaser under any such foreclosure sale. Tenant covenants and agrees that it will, at the written request of the party secured by any such deed of trust, execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination of said deed of trust to the lien of this Lease. At the option of any Landlord under any ground or underlying lease to which the lease is now or may hereafter become subject or subordinate, Tenant agrees that neither the cancellation nor termination of such ground or underling lease shall, b operation of law or otherwise, result in cancellation or termination of this Lease or the obligations of Tenant hereunder.

         15.3 ATTORNMENT. Tenant covenants and agrees to attorn to any successor to landlord's interest in any ground or underlying lease, and in that event this Lease shall continue as a direct Lease between Tenant herein and such landlord or its successor. In any case, such landlord or successor under such ground or underlying lease shall not be bound by any prepayment on the part of Tenant of any rent for more than one month in advance, so that rent shall be payable under this Lease in accordance with its terms, from the date of the termination of the ground or underlying lease, as if such prepayment had not been made. Neither shall such landlord or successor under such ground or underlying lease by bound by this Lease or any amendment or modification of this Lease unless, prior to the termination of such ground or underlying lease, a copy of this Lease or amendment or modification thereof, as the case may be, shall have been delivered to such landlord or successor.

 16.    DELIVERY AT END OF LEAST TERM

         16.1    SURRENDER OF PREMISES. On the expiration date stipulated in section 1.2, Tenant shall quit and surrender the Demised Premises broom clean and in good condition and repair, together with all alterations, installations, additions, and improvements which may have been made in or attached to the Demised Premises. Upon surrender, Tenant shall remove its trade fixtures and repair any damage to the Demised Premises caused thereby. Any property of Tenant not promptly removed shall be deemed to have been abandoned by Tenant and to have become the property of Landlord and may be retained by Landlord or disposed of at Tenant's expense (Tenant hereby agreeing to remain liable for the cost thereof even though this Lease shall have terminated) as Landlord shall so desire.

         16.2 HOLDING OVER. If Tenant or any party claiming under Tenant remains in possession of the Demised Premises or any part thereof, after any termination of this Lease, no tenancy or interest in the Demised Premises shall result therefrom, unless Landlord elects as hereinafter provided, but such holding over shall be an unlawful detainer and all such parties shall be subject to immediate eviction and removal. If, without the consent of Landlord, Tenant or any party claiming under Tenant remains in possession of the Demised Premises, or any part thereof, after any termination of this Lease, Landlord may, in addition to its other rights, elect at its sole option and discretion to treat such holding over by Tenant as the creation of a month-to-mon th tenancy, except that the minimum monthly rent applicable to the last month (as defined in section 1.4) shall be tripled. Percentage Rent, if any, shall not be affected by this provision. If Tenant or any party claiming under Tenant shall hold over with landlord's written consent, obtained at least thirty (30) days prior to the expiration of the term of this Lease, then such holding over shall be on such terms as Landlord and Tenant shall determine.
The period of any holding over by Tenant as aforesaid, whether on a month-to-month basis or otherwise, shall be deemed an automatic extension of the term of this Lease for a period concurrent therewith.

17.     ASSIGNMENT AND SUBLETTING

         Tenant shall not transfer or assign this Lease, or sublet Demised Premises, in whole or part, without Landlord's prior written consent. Consent of Landlord to any assignment or subletting shall not operate as a waiver of the necessity for a consent to any subsequent assignment or subletting, and the terms of such consent shall be binding upon any person holding by, under or through Tenant. Such consent shall not relieve Tenant from liability hereunder for the payment of rent or performance and observance of any of the terms and conditions of this Lease. A violation by Tenant of the provisions of this section 17 shall constitute a breach of this Lease.

18.     QUIET ENJOYMENT

         So long as Tenant shall observe and perform the covenants and agreements binding on it here thereunder. Tenant shall at all times during the term herein granted, peacefully and quietly have and enjoy possession of the premises without any encumbrance or hindrance by, from or through Landlord, except as provided for elsewhere under this Lease.

19.     SUCCESSORS

         All rights, remedies and liabilities herein given to or imposed upon either of the parties hereto, shall extend to their respective heirs, executors, administrators, successors and assigns. This provision shall not be deemed to grant Tenant any right to assign this lease or to sublet the premises.

20.     PRONOUNS

         Feminine or neuter pronouns shall be substituted for those of masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution or substitutions. Landlord and Tenant herein for convenience have been referred to in neuter form.

21.     NOTICES

         21.1 ADDRESSES FOR NOTICES. All notices required or desired to be given hereunder by either party to the other shall be given by certified or registered mail and addressed as specified in section 1.10. Either party may, by like written notice, designate a new address to which such notices shall be directed.


         21.2 EFFECTIVE DATE OF NOTICE. Notice shall be deemed to be effective when mailed unless otherwise stipulated herein.

22.     EXHIBITS; SPECIAL PROVISIONS

         22.1 INCORPORATION IN LEASE. It is agreed and understood that any Exhibits and Special Provisions referred to in sections 1.11 and 1.12, respectively, and attached hereto, form an integral part of this Lease and are hereby incorporated by reference.

         22.2 CONFLICTS. If there is a conflict between a Special Provision hereto and the General Provisions of the Lease, the Special Provision shall govern.

23.     CAPTIONS

         All section and paragraph captions herein area for the convenience of the parties only, and neither limit nor amplify the provisions of this Lease.

24.     ENTIRE AGREEMENT; MODIFICATION

         This Lease, all Exhibits hereto, and Special Provisions incorporated herein by reference contain all the agreements and conditions made between the parties and may not be modified orally or in any other manner than by an agreement in writing, signed by the parties hereto.

25.     SEVERABILITY

         The unenforceability, invalidity, or illegality of any provision herein shall not render any other provision herein unenforceable, invalid, or illegal.


                               SPECIAL PROVISIONS

26.     MINIMUM ANNUAL RENT

         26.1 Section 2.1 shall be amended by deleting the first sentence in ins entirety; by inserting at the beginning of the second sentence "Commencing with the Rent Start Date,"; by deleting in line three 'remaining'; and by deleting "1735 Jefferson Davis Highway" in line five and substituting "2345 Crystal Drive".

         26.2 In Section 2.5 delete', percentage rent' in lines one and two; and in the second line after the second 'rent' insert "accruing during the term of this Lease".

         26.3 In Section 2.6 delete', percentage rent' in line one; and I the second lien before 'it' insert "notice that".

27.     PERCENTAGE RENT DELETED

         Section 2.2 shall be deleted in its entirety.

28.     REAL ESTATE TAXES

         Section 2.3 shall be amended by adding the following subsection:

                 "(c)     Tenant shall make estimated monthly payments to
Landlord on account of the increase in real estate taxes that are expected to be incurred during each calendar year. The amount of such monthly payments shall be determined as follows. At the beginning of the Term of this Lease and at the beginning of each calendar year thereafter, Landlord shall submit to Tenant a statement setting forth Landlord's reasonable estimation of the increase in real estate taxes that are expected to be incurred during such calendar year and the computation of Tenant's percentage of such estimated increase in real estate taxes. Tenant shall pay to Landlord on the first day of each month following receipt of such statement during such calendar year an amount equal to one-twelfth

(1/12) of Tenant's percentage share of such estimated increase in real estate taxes. Within approximately one hundred twenty (120) days after the expiration of each calendar year, or as soon thereafter as is feasible, landlord shall submit to Tenant a statement showing (I) Tenant's percentage of the increase in real estate taxes during the preceding calendar year, and (ii) the aggregate amount of the estimated payments, if any, made by Tenant on account of such increase in real estate taxes. If such statement indicates that the aggregate amount of such estimated payments, if any, exceeds Tenant's actual liability with respect to such increase in real estate taxes, Tenant shall deduct the net overpayment from its next estimated payment(s) pursuant to this Section or, at Tenant's request, Landlord shall refund the overpayment to Tenant. If such statement indicates that Tenant's actual liability with respect to such increase in real estate taxes exceeds the estimated payments, if any, made by Tenant, then Tenant shall pay to landlord the amount of such excess as Additional Rent due hereunder.".

29.     SECURITY DEPOSIT

         Section 3 is hereby deleted in its entirety.

30.     OFFICE BUILDING COMMON AREAS - OPERATING COSTS

         30.1 Commencing on the Rent Start Date, Tenant shall pay to Landlord at the times set forth in this Section Tenant's share [equal to One and Fourteen Hundredths Percent (1.14%}] of Landlord's operating costs (defined below) for the Building in which the Demised Premises are located, in excess of operating costs for the twelve month period commencing on the Rent Start Date.

         30.2 Landlord's operating costs include, without limitation, all costs of any kind paid or incurred by Landlord for on-site employees' wages, social security and unemployment insurance contributions, union benefits, trash and rubbish removal from common areas and dumpsters, snow removal, grounds maintenance, janitorial and general supplies for common areas, redecorating, miscellaneous repairs and maintenance, management fee (not to exceed three percent (3%) of the gross rents received by the Building), legal fees, tax appeals expenses, union registration fees, miscellaneous taxes and licenses, depreciation on maintenance and other equipment installed to reduce operating costs, Building security, common sewer and water charges, premiums for public liability and property damage and fire and extended coverage insurance for the Building, and repairs and maintenance to Building exterior, interior common areas, and Building systems including elevators. These costs shall include all costs except those properly charged as a capital expense and depreciation of the original cost of construction of the Building. All chargeable capital expenditures shall be amortized over the useful life of the improvement with only the annual portion included each year. Operating costs shall not include any of the following; (I) Payments of principal, interest, or other finance charges made on any debt, or the amortization of funds borrowed by landlord;
(ii) Ground rent or other rental payments made under any ground lease or underlying lease; (iii) Any costs, fines, or penalties incurred due to the violation by landlord of any governmental rule or regulation; (iv) Any other expense for which Landlord actually receives reimbursement from insurance, condemnation awards, other tenants or any other source; (v) Costs incurred in connection with disputes with tenants, or costs and expenses incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building; (vii) Costs incurred in connection with the original construction of the Building; (viii) Costs of repairing replacing or otherwise correcting defects (including latent defects) in or inadequacies of (But not the costs of ordinary and customary repair for normal wear and tear) the initial design or construction of the Building; (ix) Costs incurred in connection with the sale, financing, refinancing, mortgaging, selling or change of ownership of the Building; (x) Costs, fines, interest, penalties, legal fees or costs of litigation incurred due to the late payments of taxes, utility bills and other costs incurred by Landlord's failure to make such payments when due; (xi) Costs incurred by Landlord which are associated with the operation of the business of the legal entity which constitutes Landlord as the same is separate and apart from the cost of the operation of the Common Areas, including legal entity formation and legal entity accounting (excluding accounting fees relating to the operation of the Building; (xii) Costs incurred to correct violations by landlord of any law, rule, order of regulation which was in effect as of the Lease Commencement Date; (xiii) Costs arising from the presence of hazardous materials or substances in or about or below the land or the Building, including without limitation, hazardous substances in the groundwater or soils;
(xiv) Cost incurred for any item to the extent covered by a manufacturer's, materialman's, vendor's or contractor's warranty; (xv) Non-cash items, such as deductions for depreciation and amortization of the Building and the Building equipment (except as provided above), interest on capital invested, bad debt losses, rent losses and reserves for such losses; (xvi) Services provided and costs incurred in connection with the operation of retail or other ancillary operations owned or operated by Landlord; (xvii) Consulting costs and expenses paid by Landlord unless they relate exclusively to the management or operation of the Building; and (xviii) Reserves.

         30.3 In order to provide for current monthly payments of Additional Rent pursuant to Section 30.1, Landlord shall submit to Tenant prior to January 1st of each year a statement of operating costs, together with the amount of Tenant's Additional Rent which is estimated to result from such increases. Commending on the Rent Start Date, and continuing throughout the remaining term of this Lease, Tenant shall pay each month one-twelfth (1/12th) of Tenant's pro rata share of Landlord's estimate of the increase in each year for operating costs.

         30.4 Within thirty (30) days after the end of each calendar year, landlord shall furnish to Tenant a statement of the total operating costs for the calendar year and of Tenant's share of the increase in such costs above the base amount. If Tenant's share of the increase in operating costs for that calendar year exceeds the monthly payments made by Tenant, Tenant shall pay Landlord the deficiency within ten (10) days after receipt of the statement. If Tenant's payments made during the calendar year exceed Tenant's share of operating costs, Landlord shall pay Tenant the excess at the time Landlord furnishes the statement to Tenant.

         30.5 Landlord shall keep full and accurate books of account covering Landlord's operating costs, and the statement to Tenant shall accurately reflect the total operating costs and Tenant's share. The Books of account shall be retained by landlord for a period of at least twenty-four (24) months after the expiration of each calendar year. Tenant shall have the right during the Term to inspect the books of account upon prior notice to Landlord, at such place as Landlord shall designate and during regular business hours.

31.     POSSESSION AND RENT START DATE

         31.1 Provided Landlord has obtained a release from the prior tenant of the Demised Premises, and provided such work by Tenant or Tenant's contractors does not interfere with Landlord's construction work, if any, Tenant shall have the right to enter the Demised Premises within five (5) days after this Lease is fully executed by landlord and Tenant to make Tenant installation pursuant to construction plans approved by Landlord, without liability for rent during such period, but subject in all other terms, covenants, conditions and provisions of this Lease. In connection with such entry, Tenant hereby agrees to indemnify and hold Landlord harmless for al loss, liability and expense incurred by Landlord in connection with Tenant's early entry upon the Demised Premises and also in connection with Tenant's performance of its construction and fit-up work in the Demised Premises. In the event Tenant shall cancel this Lease pursuant to Section 6, then Tenant, at Landlord's sole option, but at Tenant's sole expense, shall immediately restore the Demised Premises to its condition prior to the commencement of Tenant's construction and it-up work.

         31.2 Provided Landlord has obtained a release from the prior tenant of the Demised Premises, Landlord shall tender the Demised Premises to Tenant with the existing fixtures, including but not limited to vaults, night depository, teller cash boxes and similar items, in place. Such fixtures shall remain the property of Landlord, and Tenant shall insure and maintain such in good order and condition and shall surrender same to landlord upon the expiration or earlier termination of this Lease.

         31.3 In Section 4.1(a), in the third line, change the period to a comma and insert "subject to Section 31.2".

         31.4    In Section 4.3 delete ' or sixty (60)...is later'.

32.     ASSIGNMENT AND SUBLETTING

         32.1 If Tenant is a corporation, unincorporated association or partnership, and if at any time during the Term of this Lease, Tenant shall, without the prior written consent of Landlord, transfer, assign or hypothecate (or consent to or acknowledge any transfer, assignment or hypothecation of) any stock or interest in such corporation, association or partnership so as to result in a change I the present control by the person, persons or entities now owning a controlling interest in Tenant, then Landlord shall have the option to terminate this Lease at any time after actual notice of such change by giving Tenant at least sixty (60) days prior written notice. The mere receipt by Landlord or rent from a party other than Tenant shall not be deemed actual notice of any change in control or ownership of Tenant.

         32.2 In the event Tenant elects to assign this Lease or sublet the Demised Premises, or in the event of any transfer of any interest in Tenant, Tenant will pay Charles E. Smith Management, Inc. ("Landlord's Agent") a reasonable review fee not to exceed One Thousand Five Hundred and No/100 Dollars ($1,500.00), determined by Landlord's Agent in its sole discretion, to be submitted with the executed assignment, sublease or transfer agreement submitted for review pursuant to Sections 17 and 32.1.

         32.3 Notwithstanding the requirement to the contrary in Section 17 and 32.1, provided Tenant is not then in default of any of the terms or conditions of this Lease, Tenant shall not be required to obtain Landlord's consent to assign this Lease or to sublet all of the Demised Premises to any parent, subsidiary or affiliated company, or to any company or entity merging with Tenant or acquiring Tenant, but Tenant shall furnish Landlord with written notice and a fully-executed copy of any such sublease, assignment, merger or acquisition agreement. Any such subletting, assignment, merger or acquisition shall be subject to the remaining provisions of Section 17 and 32.1.

33.     FESTERING AND ALTERATIONS

         33.1 In Section 5.1(a), in the first line, delete 'notification by Landlord, and substitute "execution of this Lease by Tenant,".

         33.2 In Section 5.1(b), in the second line, change the period to a comma and insert "if required.".

         33.3 In Section 5.2, after the second sentence, insert: "Tenant shall be permitted to erect or affix standard banking regulatory sign age and temporary signs which are professionally prepared and typically used at all branches of Tenant. Landlord reserves and retains the right to remove immediately from the Demised Premises, or the front thereof, any sign age not specifically approved by Landlord or prohibited hereunder. In addition to any other right or remedy under the terms of this Lease, after one (1) initial warning of a violation of this provision from Landlord, Tenant shall pay to Landlord liquidated damages of Fifty Dollars ($50.00) per day so long as a violation continues, which amount shall be increased in Twenty-Five Dollars ($25.00) increments for each successive new violation of the terms of this covenant.".

         33.4 Tenant shall install, at Tenant's expense, Tenant's sign in the sign band above the entrance to the Demised Premises and a lighted sign at a location on the Wisconsin Avenue side at the Demised Premises, which signs shall be of a design, size and color acceptable to Landlord and Tenant.

         33.5 In Section 5.3(a), in the second line, change the period to a comma and insert "which shall not be unreasonably withheld, conditioned or delayed with respect to alterations, additions or changes which do not affect the Building's structure, systems or exterior appearance.".

         33.6 In Section 5.3(b), in the second line, after 'fixtures' insert ",furniture and personal property".

         33.7 In Section 5.4, in the fourth line after "off insert "within fifteen (15) days".

34.     UTILITIES AND SERVICES

         34.1 In Section 6.1(a), in the second line, after 'Building' insert "(as of the Lease Commencement Date, 8:00 a.m. to 6:00 p.m. Monday to Friday, 8:00 a.m. to 1:00 p.m. Saturday).

         34.2 In Section 6.1(c), in the third line after 'whatsoever' insert "unless the Demised Premises are untenantable for ten (10) consecutive business days due to landlord's negligence, in which event Tenant may abate paying rent until such service is restored".

35.     TENANT REPAIRS AND MAINTENANCE

         Section 7 of the Lease is hereby amended by inserting the following at the end of the first sentence: "Tenant shall provide at Landlord's request copies of all maintenance contracts for such equipment, lines, conduits, ducts and facilities which shall be with reputable contractors approved by Landlord in its reasonable discretion. With twenty-four (24) hours prior notice to Tenant (except in emergencies), Landlord shall have the right to enter the Demised Premises to inspect such equipment and, in the event maintenance, repairs and replacement are not performed in a first-class manner, then in the event Tenant fails to correct such deficiencies within thirty (30) days after notice from Landlord (except that in emergencies no notice shall be required), Landlord, at is option, but without obligation to do so, may cause such equipment to be maintained, repaired or replaced at Tenant's expense, and Tenant shall reimburse Landlord the cost of such work within thirty (30) days after demand therefor by Landlord"; and in the fifth line, change the period to a semicolon and insert "provided, however, Tenant may self-insure damage to plate glass.".

36.     USE AND UPKEEP OF PREMISES

         36.1 In Section 8.2, in the fourth line insert "reasonable" before "opinion'.

         36.2 In Section 8.6, in the third line after "make" insert "and give notice thereof to Tenant".

         36.3 In Section 8.6(c), in the second line after 'machinery' insert "(other than any permitted automated teller machine and night deposit drawer).

         36.4    Section 8.6.(h) is deleted in its entirety.

         36.5 In Section 8.6(I), in the second line after the first "service' insert "Other than any permitted automated teller machine and night deposit drawer)".

         36.6 Landlord shall use commercially reasonable efforts to enforce rules and regulations uniformly as to all tenants.

37.     ACCESS

         37.1 In Section 9, in the second line after 'hours' insert "and after twenty-four (24) hours prior notice to Tenant (except in emergencies)".

         37.2 Provided Tenant is not then in default of any of the terms or conditions of this Lease, Landlord's access to the Demised Premises shall be subject to Tenant's security regulations and made upon reasonable notice, except if such access is required for emergency purposes, repairs, maintenance or inspections.

38.     LIABILITY

         38.1 Tenant hereby waives any right tit may have against Landlord or Landlord's Agent on account of any loss or damage occasioned to Tenant, its property, the Demised Premises or its contents arising from any risk generally covered by fire and extended coverage insurance, whether or not such a policy shall be in force. Landlord hereby waives any rights it may have against Tenant on account of any loss or damage occasioned to Landlord, its property, or to the Building of which the Demised Premises are a part arising from any risk generally covered by fire and extended coverage insurance, whether or not such a policy shall be in force.

         38.2 Nothing contained in Section 10 shall be construed to require Tenant to indemnify and hold harmless Landlord, its agents or employees, from Landlord's liability to third parties for its negligent acts or omissions or willful misconduct.

         38.3 At all times during the term of this Lease and during such other time that Tenant occupies the Demised Premises or any part thereof, Landlord shall at its cost and expense, but nevertheless to be included in operating costs, obtain and maintain (or cause to be obtained and maintained) insurance policies providing at least the following coverages:

                 (a) Comprehensive general liability insurance (including automobile liability) on a per occurrence basis with a combined single limit of One Million Dollars ($1,000,000.00) per occurrence and endorsed to insure the contractual liability assumed by Landlord and covering Landlord as insured.

                 (b) All risk property damage insurance (including theft) covering Landlord's real and personal property in the Building in a minimum amount that is at least eighty percent (80%) of replacement value.

         38.4 In Section 10.4(a), in the eighth line, delete 'adequate' and substitute "commercially reasonable".

         38.5 In Section 10.4(b), in the third line, after 'applicable' insert "or it may self insure damage to plate glass".

39.     FIRE OR CASUALTY DAMAGE

         In section 11.2, in the tenth line, delete 'No' and insert "Except as provided above, no".

40.     CONDEMNATION

         In section 12, in the third line insert "to Landlord" after 'awarded'; and delete the second sentence in its entirety and substitute "Tenant shall have the right to pursue a separate claim against the condemning authority, provided that no aware to Tenant diminishes the amount compensable to Landlord.".

41.     WAIVER OF JURY TRAIL

         Landlord and Tenant hereby expressly waive trail by jury in any action, proceeding or counterclaim, brought by either of them against the other, on any matter whatsoever arising out of or in any way connected with this Lease, their relationship as Landlord and Tenant, Tenant's use and occupancy of the Demised Premises, and/or any claim of injury to damage.

42.     FACILITIES NONDISCRIMINATION

         Tenant understands that Landlord leases or may lease to the United States Government (hereinafter called "Government") other spaces in the Building or complex of which the Demised Premises are a part, and that Landlord is or may be required by the said lease(s) to impose upon the within Tenant, as well as other lessees furnishing facilities of a public nature, and obligation to keep, perform and observe the provisions of the "facilities nondiscrimination" laws and/or regulations of the United States of America. Accordingly, Tenant hereby covenants and agrees for itself, its successors and assigns, that Tenant will not discriminate by segregation or otherwise against any person or persons because of race, color, religion, sex, disability, national origin or any other trait hereafter deemed to be a protected class by such laws and/or regulations, in furnishing, or by refusing to furnish, to such person or persons the use of any facility, including any and all services, privileges, accommodations and activities provided in the Demised Premises. It is agreed that Tenant's noncompliance with the provisions of this Section 42 shall constitute a material breach of this Lease.

43.     TRASH REMOVAL

         43.1 Tenant shall keep any garbage and trash in rodent-proof containers within the interior of the Demised Premises and shall deposit any garbage and trash on a daily basis in designed receptacles/dumpsters provided by Landlord and separated as provided in Section 43.2 below. In the event that the Demised Premises are such that said removal of trash and garbage by Tenant therefrom can be achieved only through a Common Area, Tenant shall remove such trash and garbage only at times which are before the Building is open or after the Building is closed. In the event Tenant fails to so remove any accumulation of trash or garbage within twenty-four (24) hours after notice to remove same, Landlord shall have the right, but not the obligation, to remove the same, in which event the cost thereof shall be paid by Tenant.

         43.2 Without limiting the foregoing, Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of the federal, county, municipal, and local governments, departments, commissions, agencies and boards regarding the collection, sorting, separation, and recycling of trash and garbage relating solely to Tenant's use and occupancy of the Demised Premises. Tenant shall sort and separate its trash and garbage into such categories as are provided by law. Each separately sorted category of trash and garbage shall be placed in separate receptacles as directed by Landlord, subject to bank regulatory guidelines affecting Tenant. Landlord reserves the right to refuse to collector accept from Tenant any trash or garbage that is not separated and sorted as required by law, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to landlord. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Landlord or Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Landlord or Tenant by reason of Tenant's failure to comply with the provisions of this Section 43.2, and Tenant, at Tenant's sole cost and expense shall indemnify, defend and hold Landlord harmless from and against any actions, claims, and suits (including legal fees and expenses) arising from such noncompliance, utilizing counsel reasonably satisfactory to Landlord.

44.      BANKRUPTCY

         SECTION 13 IS HEREBY DELETED AND THE FOLLOWING SUBSTITUTED THEREFOR:

         '13.1 Events of Bankruptcy. The following shall be Events of Bankruptcy under this Lease:

                 (a) Tenants's becoming insolvent, as that term is defined in Title 11 of the United States Code, entitled Bankruptcy, 11 U.S.C. Sec 101 et seq. (The "Bankruptcy Code"), or under the insolvency laws of any State, District, Commonwealth or Territory of the United States ("Insolvency Laws");

                 (b) The appointment of a receiver or custodian for any or all of Tenant's property or assets, or the institution of a foreclosure action upon any of Tenant's real or personal property;

                 (c) The filing of a voluntary petition under the provision of the Bankruptcy Code or Insolvency Laws;

                 (d) The filing of an involuntary petition against Tenant as the subject debtor under the Bankruptcy code or Insolvency Laws, which is either not dismissed within thirty (30 days) of filing, or results in the issuance of an order for relief against the debtor, whichever is earlier; or

                 (e) Tenant's making or consenting to an assignment for the benefit of creditors or a common law composition of creditors.

         13.2    LANDLORD'S REMEDIES.

                 (a) Termination of Lease, Upon occurrence of an Event of Bankruptcy, Landlord shall have the right to terminate this Lease by giving written notice to Tenant; provided, however, that this right to terminate shall have no effect while a case in which Tenant is the subject debtor under the Bankruptcy Code is pending, unless Tenant or Trustee is unable to comply with the provisions of Sections 13.2 (d) and (e) below or any provision of the Bankruptcy Code or Insolvency Laws which permit such termination. At all other times this lease shall automatically cease and terminate, and Tenant shall be immediately obligated to quit the Demised Premises upon the giving of notice pursuant to this Section 13.2(a). Any other notice to quit, or notice of Landlord's intention to enter is hereby expressly waived. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice, subject, however, to the rights of Landlord to recover from Tenant all Minimum Annual Rent, Percentage Rent, Additional Rent and any other sum accrued up to the time of termination or recovery of possession by Landlord, whichever is later, and any other monetary damages sustained by Landlord.

                 (b) Suit for Possession. Upon termination of this Lease pursuant to Section 13.2(a), Landlord may proceed to recover possession of the Demised Premises under and by virtue of the provisions of the laws of any applicable jurisdiction, or by such other proceedings, including re-entry and possession, as may be applicable, or by direct order from any court having jurisdiction over Tenant/Debtor, including any Bankruptcy Court.

                 (c) Non-Exclusive Remedies. Without regard to any action by Landlord, as authorized by Sections 13.2(a) and (b) above, Landlord may at its discretion exercise all the additional provisions set forth below in Section 13.

                 (d) Assumption or Assignment by Trustee. In the event Tenant becomes the subject debtor in a case pending under the Bankruptcy Code, Landlord's right to terminate this Lease pursuant to Section 13.2 (a) shall be subject to the rights of the Trustee in Bankruptcy to assume or assign this Lease. In addition to all other objections Landlord may raise to assumption and/or assignment, and in addition to all other requirements of any Bankruptcy Court and the Bankruptcy Code, the Trustee shall not have the right to assume or assign this Lease unless the Trustee (I) has timely performed all Lease obligations of the Tenant/Debtor arising from and after the filing of any voluntary bankruptcy petitition by Tenant or, in the case of an involuntary petition by Tenant or, in the case of an involuntary petition, the date of entry of the Order for Relief, (ii) promptly cures all defaults under this Lease, (iii) promptly compensates Landlord for monetary damages incurred as a result of such defaults, and (iv) provides adequate assurance of future performance on the part of Tenant or on the part of the assignee of Tenant or the Trustee.

                 (e) Adequate Assurance of Future Performance. Landlord and Tenant hereby agree in advance that adequate assurance of future performance, as used in Section 13.2(d) above, shall means that all of the following minimum criteria must be met:

                          (i)  Tenant's gross revenues in the ordinary course
of business during the thirty (30 day) period immediately preceding the initiation of the case under the Bankruptcy Code must be at least (2) times greater than the next installment of Minimum Annual Rent, Percentage Rent and Additional Rent due under this Lease.

                          (ii) Both the average and median of Tenant's gross
revenues in the ordinary course of business during the six (6) month period immediately preceding the initiation of the case under the Bankruptcy Code must be at least two (2) times greater than the next six (6) installments of Minimum Annual Rent, Percentage Rent and Additional Rent due under this Lease.

                          (iii)  Tenant must pay (and continue to pay on a
timely basis throughout the Lease Term) Minimum Annual Rent, Percentage Rent, additional Rent and all other sums payable by Tenant hereunder in advance and as a condition precedent to the performance of Landlord's obligations hereunder.

                          (iv)  The Trustee must agree that Tenant's business
shall be conducted in a first class manner, and that no liquidating sales, auctions, or other non-fist class business operations shall be conducted on or about the Demised Premises and/or Building.

                          (v) The source of Minimum Annual Rent, Percentage
Rent, Additional Rent and other consideration due under this Lease, and in the case of an assignment, the financial condition and operating performance of the proposed assignee and its guarantors, if any, shall be similar to the source of such rents and consideration, and to the financial condition and operating performance of the Tenant and its guarantors, if any, as of the time the Tenant became the lessee under this Lease.

                          (vi) That any Percentage Rent due under this Lease
will not decline substantially from the highest levels of Percentage Rent due under this Lease prior to the bankruptcy..

                          (vii) That the use of the Demised Premises as stated
in this Lease will remain unchanged and that no prohibited use shall be permitted.

                          (viii)  That assumption or assignment of this Lease
is subject to all the provisions hereof, including (but not limited to) provisions such as radius, location, use, and exclusivity provisions, and will not breach any such provision contained in any other lease, financing agreement, or agreement relating to the Building.

                          (ix)  That assumption or assignment of this Lease
will not disrupt any tenant mix or balance in the Building.

                 (f) Failure to Provide Adequate Assurance. In the event the Trustee or Tenant is unable to (I) comply with the requirements of Section 13.2(d) above, or (ii) meet the criteria and obligations imposed by Section 13.2(e) above, Tenant agrees in advance that it has not met its burden to provide adequate assurance of future performance, and this Lease may be terminated by Landlord in accordance with Section 13.2(a) above.

         13.3 GUARANTORS. For purposes of this Section 13, any action or adjudication by or on behalf of, or against, or with respect to the property or affairs of, any guarantor or guarantors (if any) of this Lease, or any of them, which, if taken by, against or with respect to Tenant, Tenant's property, Tenant's leasehold improvements, or Tenant's affairs, would entitle Landlord to exercise any remedy specified herein, may be treated, at Landlord's sole option and discretion, as though it were taken by, against or with respect to Tenant.

         13.4 DAMAGES. IN the event of cancellation and termination of this Lease pursuant to Section 13.1 (b) above, Landlord will, notwithstanding any other provisions of this Lease to the contrary, be entitled to promptly recover damages from Tenant determined in accordance with the provisions set forth in
Section 14 of this Lease as provided for in the case of default by Tenant.".

45.     DEFAULTS AND REMEDIES

         45.1 Notwithstanding anything to the contrary in Section 2.1 and 14.1, if Tenant defaults in the payment of rent, or defaults in the performance of any other covenants, conditions and agreements, or rules and regulations herein contained, Landlord shall give Tenant written notice of such default. If
Tenant fails to cure any rent (or additional rent) default within ten (10) days, or fails to cure any other default within twenty (20) days after such notice (or if such other default is of such nature that it cannot be completely cured within said twenty (20) days, if Tenant fails to commence to cure within said twenty (20) days and thereafter proceed with reasonable diligence and in good faith,), then Landlord in addition to all other remedies set forth in this Lease, may terminate this Lease on not less than ten (10) days notice to Tenant. On the date specified in such notice, the term of this Lease shall terminate, and Tenant shall then quit and surrender the Demised Premises to Landlord. If this Lease shall have been so terminated by Landlord, Landlord may at any time thereafter take possession of the Demised Premises by any lawful means and remove Tenant or other occupants and their effects. Nevertheless, in the event Tenant fails to pay rent or otherwise defaults in the performance of any of the covenants, conditions and agreements or rules and regulations herein contained, more than two (2) times in any twelve (12) month period to send written notice before proceeding with its remedies under Section
14. Tenant acknowledges that the purpose of the preceding sentence is to prevent repetitive defaults by Tenant under the Lease, which work a hardship upon Landlord and deprive Landlord of the timely performance by Tenant hereunder.

         45.2 In Section 14.2, in the first line before 'from insert 'After notice and expiration of any applicable cure period,"; and in the third line before 'demand' insert "further".

         45.3 In Section 14.3, in the sixth and seventh lines, delete "first class"l and at the end of the Section insert "Tenant shall not be deemed to have abandoned the Demised Premises in the event the Demised Premises are vacated by Tenant after a casualty (which shall be subject to the terms of Section 11 of this Lease), condemnation (which shall be subject to the terms of
Section 12) or during any remodeling period approved by Landlord in advance.".

         45.4 Section 114.4 of the Lease is hereby amended by deleting 'at the time of the reletting, or' in line two and "by successive relettings,' in line three.

46.     SUBORDINATION

         46.1 Sections 15.1, 15.2 and 15.3 of this Lease are hereby deleted in their entirety and the following are substituted in lieu thereof:

         15.1 Subordination. This Lease is subject and subordinate to all ground or underlying Leases and to all mortgages and/or deeds of trust and/or other security interests which may now hereafter affect the real property of which the Demised Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required to effect this subordination. Notwithstanding the foregoing, in confirmation of such subordination, Tenant shall at Landlord's request execute and deliver to Landlord within fifteen (15) business days after Landlord's request, any requisite or appropriate certificate, subordination agreement or other document that may be reasonably requested by Landlord or any other party requiring such certificate, subordination agreement or document. Notwithstanding the foregoing subordination, Tenant agrees that any landlord under any ground or underlying lease, and any mortgagee or trustee under any security agreement to which this Lease is now, or may hereafter, become subject or subordinate, may elect to continue this Lease and Tenant agrees that in such event neither the cancellation or termination or any ground or underlying lease, nor the foreclosure under any mortgage or deed of trust, nor the sale at foreclosure, nor the transfer by a deed in lieu of foreclosure, shall, by operation of law or otherwise, result in cancellation or termination of this Lease or the obligations of Tenant hereunder and this Lease shall continue as a direct lease between Tenant and such landlord, mortgagee, purchaser or trustee.

         15.2 ESTOPPEL CERTIFICATES. Tenant shall execute and return within fifteen (15) business days after receipt of request therefor any certificate that Landlord may request from time to time, stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modification. The certificate also shall state (a) the amount of Minimum Annual Rent, Additional Rent, Percentage Rent and the dates to which said rent has been paid in advance; (b) the amount of any security deposit or prepaid rent; (C) to the best of Tenant's knowledge, that there is no present default on the part of Landlord, or attach a memorandum stating any such instance of default; (d) that Tenant has no right to set-off and no defense or counterclaim against enforcement of its obligations under this Lease except as otherwise provided in this Lease; (e) that Tenant has no other notice of any sale, transfer or assignment of this Lease or of the rentals; (f) to the best of Tenant's knowledge, that all work required of Landlord has been completed and that the work is accepted as satisfactory; (g) that Tenant is in full and complete possession of the Demised Premises; (h) the date on which rent commenced and the date to which it is paid; (I) that Tenant has not advanced any amounts to or on behalf of Landlord which have not been reimbursed; (j) that Tenant understands that this Lease has been collaterally assigned to Landlord's mortgagee or trustee as security for a loan to Landlord; (k) that rent may not be prepaid without the prior written approval of Landlord's mortgagee or trustee; and (l) such other items as Landlord may reasonably request. Failure to deliver the certificate within the ten (10) business days shall be conclusive evidence against Tenant for benefit of landlord and any successor to Landlord that this Lease is in fullforce and effect and has not been modified except as may be represented by the party requesting the certificate. Landlord shall, within fifteen (15) days after Tenant's request, execute and deliver to Tenant a comparable estoppel certificate.

         15.3 ATTORNMENT. Tenant covenants and agrees that, in the event of any foreclosure under any mortgage or deed of trust, or any renewals, modification, consolidation, replacement or extension thereof, or in the event of any acceptance of any deed in lieu of foreclosure, which may now or hereafter affect the real property of which the Demised Premises are a part, Tenant shall attorn to the party secured by such mortgage or deed of trust, or any renewal, modification, consolidation, replacement or extension thereof, and to any purchaser at any foreclosure sale or party taking a deed in lieu of foreclosure. Tenant covenants and agrees to attorn to any successor to Landlord's interest in any ground or underlying lease. In any case, such Landlord or successor under such ground or underlying lease or such secured party or purchaser at foreclosure sale or party taking a deed in lieu of foreclosure shall not be bound by any prepayment on the part of Tenant of any rent for more than one month in advance, so that rent shall be payable under this Lease in accordance with its terms, from the date of the termination or transfer of the ground or underlying lease or the foreclosure under such mortgage or deed of trust, or the date of foreclosure sale or transfer by deed in lieu of foreclosure, as if such prepayment had not been made. Further, such landlord or successor in interest shall not be liable for damages for any act or omission of Landlord or any prior landlord or be subject to any offsets or defenses which Tenant may have against Landlord or any prior Landlord. Tenant shall, upon request of such Landlord or successor Landlord, execute and deliver an instrument or instruments confirming Tenant's attornment.

         15.4 MORTGAGEE RIGHTS.

                 (a) Tenant shall, at its own expense, comply with all reasonable notices of Landlord's mortgagee or other financial institution providing funds which are secured by a mortgage or deed of trust placed on the whole or any part of the real property of which the Demised Premises are a part, respecting all matters of occupancy, use, condition or maintenance of the Demised Premises, provided the same shall not unreasonably interfere with the conduct of Tenant's business nor materially limit or affect the rights of the parties under this Lease.

                 (b) Tenant agrees to give Landlord's mortgagee and any trustee named or secured by a mortgage or deed of trust a copy of any notice of default served upon Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise ) of addresses of such mortgagees and trustees. Notice shall be provided to the mortgagees and trustees by registered mail. Tenant further agrees that if Landlord shall have failed to cure such default within the cure period provided in this Lease, if any, then the mortgagees and/or trustees shall have an additional thirty (30) days within which to cure such default, of ir such default cannot be cured within that time , then such additional time as may be necessary if within such thirty (30) days any mortgagee and/or trustee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being diligently pursued.".

         46..2 Notwithinstanding anything to the contrary in Section 15.1, Landlord agrees to use reasonable efforts to obtain a nondisturbance agreement from any future (but not current) mortgagees, which agreement would grant unto Tenant the right to continue peacefully in possession of the Demised Premises in the event of foreclosure under any future deed of trust or transfer of the Building or the Demised Premises or any land or improvements associated therewith by deed in lieu of foreclosure, as long as Tenant is not in default under this Lease. Such agreement shall be contingent upon Tenant's agreement to attorn to and recognize any purchaser at any foreclosure sale, and any transferee on any deed in lieu of foreclosure, and their successors or assigns, as the successor-in-interest to Landlord in the event of foreclosure or transfer by deed in lieu of foreclosure.

47.      DELIVERY AT END OF LEASE TERM

         47.1 In Section 16.1, in the third line, after 'Premises" insert "other than Tenant's furniture, fixtures and equipment".

         47.2 In Section 16.2, in the ninth line, delete 'tripled.' and substitute "increased by fifty percent (50%) for purposes of the holdover period."; and delete the third sentence in its entirety.

48.      NOTICES

         48.1 In Section 21.1, in the second line, after 'mail' insert "or by reliable overnight courier'.

         48.2 In Section 21.2, after 'effective' insert "upon receipt or the date of first refusal of receipt." and delete the rest of the sentence.

49.      HAZARDOUS SUBSTANCES

         49.1 HAZARDOUS SUBSTANCES. The Term "Hazardous Substances", as used in this Lease, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

         49.2 TENANT'S RESTRICTIONS. Tenant shall not cause or permit to occur:

                 (a) Any violations of any federal, state, or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under or about the Demised Premises, or arising from Tenant's use or occupancy of the Demised Premises, including, but not limited to, soil and ground water conditions; or

                 (b) The use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substance on, under, or about the Demised Premises, or the transportation to or from the Demised Premises of any Hazardous Substance.

         49.3    ENVIRONMENTAL CLEAN-UP.

                 (a) Tenant shall, at Tenant's own expense, comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances ("Laws"), in connection with its use of the Demised Premises.

                 (b) Tenant shall, at Tenant's own expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities") under the Laws relating to Tenant's use of the Demised Premises.

                 (c) Should Landlord, any Authority or any third party demand that a clean-up plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances that occurs solely as a result of Tenant's use or occupancy of the Demised Premises, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and all related bonds and other financial assurances, and Tenant shall carry out all such clean-up plans.

                 (d) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, or disposal of Hazardous Substances that is requested by Landlord. If Tenant fails to fulfill any duty imposed under this Section 49.3 within a reasonable time, Landlord may do so; and in such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to determine the applicability of the Laws to the Demised Premises and Tenant's use thereof, and for compliance therewith, and Tenant shall execute all documents promptly upon Landlord's request. No such action by Landlord and no attempt made by Landlord to mitigate damages under any law shall constitute a waiver of any of Tenant's obligations under this Section 49.3

                 (e)      Tenant's obligations and liabilities under this
Section 49.3 survive the expiration of this Lease.

         49.4 TENANT'S INDEMNITY.

                 (a) Tenant shall indemnify, defend, and hold harmless Landlord, the manager of the Building, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances caused by Tenant, its employees, agents, or contractors which arises at any time from Tenant's use or occupancy of the Demised Premises, or from its failure to provide all information, make all submissions, and take all steps required by all Authorities under the Laws and all other environmental laws.

                 (b)      Tenant's obligations and liabilities under this
Section 49.4 shall survive for a period of three (3) years from the expiration of this Lease.

         49.5 LANDLORD'S INDEMNITY.

                 (a) Landlord shall indemnify, defend, and hold harmless Tenant, and its officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including attorney's and consultants fees) arising out of or in any way connected with any violations of any laws on or about the Demised Premises caused by Landlord, its employees, agents, or contractors or from its failure in regard to operation of the Building to provide all information, make all submissions, and take all steps required by all Authorities under the Laws and all other environmental laws. Tenant acknowledges that Landlord routinely uses Hazardous Substances (such as fungicides, biocides and drain cleaners) in the normal operation of the Building.

                 (b)      Landlord's Obligations and liabilities under this
Section 49.5 shall survive for a period of three (3) years from the expiration of this Lease.

50.     RETURNED CHECKS

         In the event any check from Tenant is dishonored, Tenant shall pay to Landlord a penalty equal to Twenty-Five Dollars ($25.00) for each check so dishonored.

51.     MUTUAL MISTAKES

         In the event of any mutual mistake in the preparation of this Lease (including but not limited to arithmetic errors) made by Landlord and Tenant which can be reasonably documented, then Landlord and Tenant agree to execute instruments amending this Lease to correct such mutual mistakes.

52.     ADA COMPLIANCE

         Tenant shall, at Tenant's sole expense, cause the Demised Premises, including storefront access, to confirm at all times during the Term of this Lease to all requirements of The Americans with Disabilities Act and all amendments, modifications, extensions, and replacements thereto, and to all regulations, directives and orders issued in connection therewith.

53.     PARKING

         Landlord agrees to arrange for parking in the garage of the Building for up to three (3) automobiles of Tenant or Tenant's employees at the prevailing monthly rate for such service.

54.     RENWAL OPTION

         54.1 Subject to Section 54.2, provided that Tenant is in compliance with all of the terms and conditions of this Lease, and further provided that Tenant gives written notice to Landlord on or before the ninth (9th) anniversary of the Lease Commencement Date, time being of the essence, Tenant shall have the right to extend the term of this Lease for a further term of five (5) years. This provision shall be contingent upon Tenant occupying the Demised Premises upon the commencement date of the extended term. Such extension shall be under the same terms and conditions as set forth in this Lease, except that the minimum annual rent for the extended term shall be the then fair market value maximum annual rent for the extended term.

         54.2 Within thirty (30) days after receipt of Tenant's notice of intention to renew, Landlord may reject Tenant's renewal in the event (a) Landlord had elected to demolish the Building during the period of years included in the renewal term, or (b) requires the Demised Premises for another tenant occupying or planning to occupy at least twenty-five percent of the Building.

55.     FAIR MARKET VALUE

         For the purposes of the Renewal Option in Section 54, fair market value minimum annual rent shall be defined as the prevailing base rental rate, expressed in dollars per rentable square foot on a net basis, that would be received by Landlords renting comparable retail space on a renewal basis in comparable buildings in the Downtown Bethesda, Maryland, area to tenants as of the date a determination of market rent is required, less any and all rental abatements and other such rent and cash concessions then prevalent in such comparative transactions. If the Landlord and Tenant fail to agree on the Fair market value minimum annual rent within three (3) months after Landlord's receipt of Tenant's notice of intention to renew, then the Landlord shall have no further obligation to the Tenant to renew this Lease.

56.      CANCELLATION OPTION

         Provided Tenant is not then in default of any of the terms or conditions of this Lease, Tenant shall have the right to cancel this Lease if the Office of the Comptroller of the Currency fails to approve an opening date of September 1, 1996, or earlier, for the Tenant's branch in the Demised Premises. Tenant shall use diligent, best faith efforts to obtain such approval no later than July 1, 1996. In the event such approval is not granted and Tenant elects to cancel this Lease, then Tenant shall provide a written cancellation notice to the Landlord no later than September 1, 1996, time being of the essence.

57.      BROKERS AND COMMISSIONS

         Landlord and Tenant hereby represent and warrant to the other that, in connection with this Lease, the party so representing and warranting as not dealt with any real estate broker, agent or finder, and there is no commission, charge, or other compensation due on account thereof in regard thereto, excepting only Barnes, Morris, Pardoe & Foster and Charles E. SMITH
Management, Inc., whose commissions are the responsibility of Landlord. Each party hereto shall indemnify and hold harmless the other against and from any inaccuracy in such party's representation and warranty, and the rights, obligations, warranties and representations of the parties hereto under the provisions of this Section shall survive the expiration of the term, or the sooner termination of this Lease pursuant to the other provisions hereof.

58.      MUTUAL REPRESENTATION OF AUTHORITY

         Landlord and Tenant represent and warrant to each other that they have full right, power and authority to enter into this Lease without the consent or approval of any other entity or person and make these representations knowing that the party will reply thereon. The signatories on behalf of Landlord and Tenant further represent and warrant that they have full right, power, and authority to act for and on behalf of Landlord and Tenant, respectively, in entering into this Lease.

59.      USE

         Notwithstanding, anything to the contrary in Section 6.2, Landlord acknowledges that the use of the Demised Premises set forth in Section 1.8 is a legal and permitted use. Landlord hereby acknowledges that the permitted use set forth in Section 1.8 does not violate the terms of the first sentence of
Section 8.3, nor do the layout or installations in the Demised Premises as of the date of this Lease exceed the designed floor load capacity of the Demised Premises.

60.      LANDLORD'S DEFAULT

         60.1 The occurrence of any one or more of the following matters constitutes a Default by Landlord under this Lease:

         Failure by landlord to pay, within thirty (30) days after receipt of written notice from Tenant to Landlord, any monies required to be paid by landlord under this Lease; or

         Failure by Landlord to observe or perform any other covenant, agreement, condition or provision of this Lease, if such failure shall continue for thirty (30) days after receipt of written notice from Tenant to Landlord, except that if such default cannot be cured within such thirty (30) day period and Landlord proceeds diligently thereafter to effect such cure.

         60.2 If a Default by Landlord occurs, Tenant shall have any rights and remedies available at law or in equity to specifically enforce Landlords's obligations, including after a judgment at law, the right to set off against any amounts due from Tenant to Landlord the amount reasonably required to cure any Default by Landlord. Tenant shall be permitted to cure any Default by Landlord only if as a result of such Default Tenant is completely unable to operate its business in the Demised Premises and Landlord refused to cure such default.